Exhibit 99.2 December 9th, 2020 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 1 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.Exhibit 99.2 December 9th, 2020 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 1 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

WELCOME & AGENDA Sara Gubins SVP, Investor Relations and Treasury Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 2 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. WELCOME & AGENDA Sara Gubins SVP, Investor Relations and Treasury Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 2 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

FORWARD-LOOKING STATEMENTS This presentation includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth below relating to the proposed sale by Nielsen of its Nielsen Global Connect business to an aﬃliate of Advent International Corporation (the “proposed transaction”), our future growth strategy, framework and outlook including “2020 Financial Outlook”, “2020 Pro Forma & 2021 Initial Outlook”, those related to the impact of the recent coronavirus (COVID-19) pandemic on our business as well as those that may be identiﬁed by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could diﬀer materially from what presently is expected. Factors leading thereto may include, without limitation, the risks related to the COVID-19 pandemic on the global economy and ﬁnancial markets, the uncertainties relating to the impact of the COVID-19 pandemic on Nielsen's business, the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated beneﬁts of or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the stock purchase agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the Agreement and the proposed transaction, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to the disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse eﬀects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse eﬀect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, the failure of our new business strategy in accomplishing our objectives, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules aﬀecting Nielsen’s business and other speciﬁc risk factors that are outlined in our disclosure ﬁlings and materials, which you can ﬁnd on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been ﬁled with the Securities and Exchange Commission (the “SEC”), in addition to Nielsen’s preliminary proxy statement on Schedule 14A (the “Proxy Statement”), ﬁled with the SEC on December 1, 2020. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law. 3 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.FORWARD-LOOKING STATEMENTS This presentation includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth below relating to the proposed sale by Nielsen of its Nielsen Global Connect business to an aﬃliate of Advent International Corporation (the “proposed transaction”), our future growth strategy, framework and outlook including “2020 Financial Outlook”, “2020 Pro Forma & 2021 Initial Outlook”, those related to the impact of the recent coronavirus (COVID-19) pandemic on our business as well as those that may be identiﬁed by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could diﬀer materially from what presently is expected. Factors leading thereto may include, without limitation, the risks related to the COVID-19 pandemic on the global economy and ﬁnancial markets, the uncertainties relating to the impact of the COVID-19 pandemic on Nielsen's business, the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated beneﬁts of or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the stock purchase agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the Agreement and the proposed transaction, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to the disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse eﬀects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse eﬀect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, the failure of our new business strategy in accomplishing our objectives, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules aﬀecting Nielsen’s business and other speciﬁc risk factors that are outlined in our disclosure ﬁlings and materials, which you can ﬁnd on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been ﬁled with the Securities and Exchange Commission (the “SEC”), in addition to Nielsen’s preliminary proxy statement on Schedule 14A (the “Proxy Statement”), ﬁled with the SEC on December 1, 2020. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law. 3 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen has ﬁled and will be ﬁling relevant materials with the SEC, including the Proxy Statement. This communication is not a substitute for the Proxy Statement, the deﬁnitive proxy statement to be ﬁled by Nielsen or for any other document that Nielsen may ﬁle with the SEC and send to its shareholders in connection with the proposed transaction. The transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents ﬁled or to be ﬁled with the SEC, including the Proxy Statement and the deﬁnitive proxy statement (when it is ﬁled), as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction. Nielsen’s shareholders will be able to obtain a free copy of the Proxy Statement, the deﬁnitive proxy statement (when it is ﬁled), as well as other ﬁlings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement and the ﬁlings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 85 Broad Street, New York, NY 10004, Attention: Corporate Secretary; telephone (646) 654-5000, or from Nielsen’s website www.nielsen.com. PARTICIPANTS IN THE SOLICITATION Nielsen and certain of its directors, executive oﬃcers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Nielsen’s directors and executive oﬃcers is available in Nielsen’s deﬁnitive proxy statement for its 2020 annual meeting, which was ﬁled with the SEC on April 1, 2020 and Nielsen’s Current Report on Form 8-K, which was ﬁled with the SEC on April 30, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement, and will be contained in the deﬁnitive proxy, and other relevant materials to be ﬁled with the SEC in connection with the proposed transaction when they become available. Free copies of this document and such other materials may be obtained as described in the preceding paragraph. NON-GAAP INFORMATION The following presentation includes certain non-GAAP ﬁnancial measures as deﬁned in Regulation G under the Securities Exchange Act of 1934. Please refer to the Appendix to ﬁnd a reconciliation of any non-GAAP ﬁnancial measures and deﬁnitions of non-GAAP ﬁnancial measures. 4 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen has ﬁled and will be ﬁling relevant materials with the SEC, including the Proxy Statement. This communication is not a substitute for the Proxy Statement, the deﬁnitive proxy statement to be ﬁled by Nielsen or for any other document that Nielsen may ﬁle with the SEC and send to its shareholders in connection with the proposed transaction. The transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents ﬁled or to be ﬁled with the SEC, including the Proxy Statement and the deﬁnitive proxy statement (when it is ﬁled), as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction. Nielsen’s shareholders will be able to obtain a free copy of the Proxy Statement, the deﬁnitive proxy statement (when it is ﬁled), as well as other ﬁlings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement and the ﬁlings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 85 Broad Street, New York, NY 10004, Attention: Corporate Secretary; telephone (646) 654-5000, or from Nielsen’s website www.nielsen.com. PARTICIPANTS IN THE SOLICITATION Nielsen and certain of its directors, executive oﬃcers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Nielsen’s directors and executive oﬃcers is available in Nielsen’s deﬁnitive proxy statement for its 2020 annual meeting, which was ﬁled with the SEC on April 1, 2020 and Nielsen’s Current Report on Form 8-K, which was ﬁled with the SEC on April 30, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement, and will be contained in the deﬁnitive proxy, and other relevant materials to be ﬁled with the SEC in connection with the proposed transaction when they become available. Free copies of this document and such other materials may be obtained as described in the preceding paragraph. NON-GAAP INFORMATION The following presentation includes certain non-GAAP ﬁnancial measures as deﬁned in Regulation G under the Securities Exchange Act of 1934. Please refer to the Appendix to ﬁnd a reconciliation of any non-GAAP ﬁnancial measures and deﬁnitions of non-GAAP ﬁnancial measures. 4 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

TODAY'S AGENDA

INTRODUCING THE NEW NIELSEN	**David Kenny**, Chief Executive Officer and Chief Diversity Officer
GROWTH	**Sean Cohan**, Chief Growth Officer and President, International
TECHNOLOGY, PRODUCT AND OPERATIONS	**Karthik Rao**, Chief Operating Officer
TECHNOLOGY TRANSFORMATION	**Srini Varadarajan**, Chief Technology Officer **Mainak Mazumdar**, Chief Data and Research Officer **Eric Bosco**, Chief Product Officer
U.S. CLIENTS	**Peter Bradbury**, Chief Commercial Officer, U.S.
INTERNATIONAL CLIENTS	**Lana Busignani**, Executive Vice President, International
BREAK (15 MINUTES)	
FINANCIAL OUTLOOK	**Linda Zukauckas**, Chief Financial Officer
Q&A	**David Kenny**, **Linda Zukauckas**, **Sean Cohan**, **Karthik Rao**, **Peter Bradbury**
CLOSING REMARKS	**David Kenny**, Chief Executive Officer and Chief Diversity Officer

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

5

INTRODUCING THE NEW NIELSEN David Kenny Chief Executive Oﬃcer and Chief Diversity Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 6 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. INTRODUCING THE NEW NIELSEN David Kenny Chief Executive Oﬃcer and Chief Diversity Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 6 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

NEW NIELSEN

n INVESTOR DAY 2020

NEW GROWTH FROM NEW SOLUTIONS

- Single audience measurement across streaming and broadcast
- Outcomes beyond CPG
- Metadata and analytics for "on demand" content
- Digital first and global first

NEW CULTURE—FEWER. FASTER. BOLDER.

- Divesting Connect and exiting other non-core businesses
- Faster innovation driven by audience and content platforms
- Refreshed management team with diverse experience and growth mindset

COMPELLING FINANCIAL MODEL

- Mid-single digit organic revenue growth, with recurring revenue model
- ~42% margins, with expansion over next few years from automation
- Achieving 50% FCF conversion creates investment and shareholder return opportunity

New Nielsen reflects Nielsen after giving pro forma effect to the proposed sale of Connect

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

DIVERSIFIED AND GROWING BUSINESS THREE ESSENTIAL SOLUTIONS OUR CUSTOMERS REVENUE BY GEOGRAPHY 2% GRACENOTE GLOBAL DIGITAL PURE AUDIENCE AUDIENCE LOCAL TV UNITED STATES EMEA CONTENT MEDIA PLAY MEASUREMENT OUTCOMES SERVICES ADVERTISERS / OTHER APAC CANADA AND LATAM AUDIO AGENCIES $3.3B 60+ ~80% 60 REVENUE YEARS OF EXPERIENCE CONTRACTED REVENUE COUNTRIES Represents 2020E Revenue 8 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.DIVERSIFIED AND GROWING BUSINESS THREE ESSENTIAL SOLUTIONS OUR CUSTOMERS REVENUE BY GEOGRAPHY 2% GRACENOTE GLOBAL DIGITAL PURE AUDIENCE AUDIENCE LOCAL TV UNITED STATES EMEA CONTENT MEDIA PLAY MEASUREMENT OUTCOMES SERVICES ADVERTISERS / OTHER APAC CANADA AND LATAM AUDIO AGENCIES $3.3B 60+ ~80% 60 REVENUE YEARS OF EXPERIENCE CONTRACTED REVENUE COUNTRIES Represents 2020E Revenue 8 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

AT INFLECTION POINT TO DRIVE HIGHER GROWTH

	AUDIENCE MEASUREMENT	AUDIENCE OUTCOMES	GRACENOTE CONTENT SERVICES
Medium-Term Growth Rate	Low-to-Mid Single Digits	Mid-to-High Single Digits	Mid-to-High Single Digits
Growth Drivers	• Nielsen One • Expanding coverage to Connected TVs and addressable TV • International opportunities	• Expanding client base beyond CPG and across smaller advertisers • Launching new products on scalable platform	• New client wins, expanding with existing clients • Services to track content across platforms
Total Addressable Market (TAM)	$4.5B	$4.0B	$1.1B
TAM Medium-Term Growth Rate	3-6%	6-10%	6-10%

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

9

NIELSEN ONE: DELIVERING CROSS-MEDIA CURRENCY

COMPARABILITY	RESILIENCY
REACH FREQUENCY	RPD AND ACR DATA GOLD STANDARD PANELS MRC ACCREDITATION UNIFIED ID 2.0

Coverage Examples

YouTube, hulu, VIZIO, NBC UNIVERSAL, FOX

YouTubeTV, Roku, dish, DIRECTV, tubi

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

10

NEW NIELSEN HAS A GROWTH MINDSET Numerous custom products Slow to innovate and Many conservative … launch products … projects … FEWER FASTER BOLDER Own the tech stack for Focus on essential, Bigger projects that faster product development power outsized growth scalable solutions and launches 11 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.NEW NIELSEN HAS A GROWTH MINDSET Numerous custom products Slow to innovate and Many conservative … launch products … projects … FEWER FASTER BOLDER Own the tech stack for Focus on essential, Bigger projects that faster product development power outsized growth scalable solutions and launches 11 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

TALENTED LEADERSHIP TEAM DRIVING TRANSFORMATION



DAVID KENNY
JOINED 2018
Chief Executive Officer and Chief Diversity Officer



LINDA ZUKAUCKAS
JOINED 2020
Chief Financial Officer



LAURIE LOVETT
JOINED 2020
Chief Human Resources Officer



GEORGE CALLARD
JOINED 2019
Chief Legal and Corporate Affairs Officer



PETER BRADBURY
JOINED 1996
Chief Commercial Officer, U.S.



SEAN COHAN
JOINED 2020
Chief Growth Officer and President, Intl.



ERIC BOSCO
JOINED 2020
Chief Product Officer



MAINAK MAZUMDAR
JOINED 2006
Chief Data and Research Officer



JAMIE MOLDAFSKY
JOINED 2020
Chief Marketing and Communications Officer



KARTHIK RAO
JOINED 2000
Chief Operating Officer



SANDRA SIMS-WILLIAMS
JOINED 2020
SVP, Diversity and Inclusion



SRINI VARADARAJAN
JOINED 2016
Chief Technology Officer

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

12

RESETTING THE BASELINE FOR THE NEW NIELSEN

	NIELSEN (WITH CONNECT)	... NEW NIELSEN BASELINE[1]
2020E Revenue	~$6.2B	~$3.3B
Contracted Revenue at Start of Each Year	~70%	~80%
Historical Organic Revenue Growth[2]	<1%	~2.5%
2020E Adjusted EBITDA	$1.85 - $1.88B	~$1.41B
Adjusted EBITDA Margin	~30%	~42%
2020E Free Cash Flow	$530 - 550M	~$530M
Free Cash Flow Conversion[3]	~30%	~38%

1. Assumes the proposed sale of Connect occurred on 1/1/2020 and $2B of the proceeds used to pay down debt
2. 2016-2019 Organic Revenue Growth
3. Defined as Free Cash Flow / Adjusted EBITDA

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

13

NIELSEN'S MEDIUM-TERM FINANCIAL FRAMEWORK

GROW REVENUE	MSD organic growth rate	Stable, recurring revenue base; new growth drivers
EXPAND MARGINS	Target ~150 bps of margin expansion over 3 years	Disciplined spend; benefit from scaling our platform
OPTIMIZE CAPEX	Prioritize based on ROIs	Drive scale through platform transformation; prioritize investments
IMPROVE CASH FLOW	Target 50% FCF conversion	Higher EBITDA, lower interest expense, more efficient working capital and capex
REDUCE DEBT	~3.0 - 3.5X net leverage	Greater repayment capacity from FCF growth
TUCK-IN M&A	Enhance growth and capabilities	Consider selectively, with buy vs. build approach

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

14

AUDIENCE IS EVERYTHING™

AUDIENCE MEASUREMENT

AUDIENCE OUTCOMES

GRACENOTE CONTENT SERVICES

NIELSEN AUDIENCE ID | WHO, WHEN & WHERE

GRACENOTE CONTENT ID | WHAT

SINGLE MEDIA PLATFORM

GLOBAL, DIGITAL-FIRST FOOTPRINT

GROWTH CULTURE

NEW NIELSEN'S STRATEGIC FRAMEWORK

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

GROWTH Sean Cohan Chief Growth Oﬃcer and President, International Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 16 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. GROWTH Sean Cohan Chief Growth Oﬃcer and President, International Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 16 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

TODAY’S GROWTH DISCUSSION Why I joined and what I’ve learned Dispelling misconceptions: Ongoing relevance and growth across ads and content Focused strategy to drive accelerated growth 17 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.TODAY’S GROWTH DISCUSSION Why I joined and what I’ve learned Dispelling misconceptions: Ongoing relevance and growth across ads and content Focused strategy to drive accelerated growth 17 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

NIELSEN: WHAT WE DO

	AUDIENCE MEASUREMENT	AUDIENCE OUTCOMES	GRACENOTE CONTENT SERVICES
AT A GLANCE	**Measures viewing and listening of ads and content** *How many people viewed my video content?* *Who did my ad campaign reach?*	**Connects viewing/listening of advertising to consumer outcomes** *How many people who saw/heard my ad made a purchase?* *How can I maximize the effectiveness of my marketing spend?*	**Enables audience discovery of content and drives key business decisioning around content** *Where is my content being played?* *How do I ensure my content is distributed as profitably as possible and help viewers find it?*
WHAT MAKES NIELSEN UNIQUE	**CURRENCY** for transactions in the advertising market **GLOBAL, INDEPENDENT MEASUREMENT** **SCIENTIFIC PANELS + BIG DATA** **DEDUPLICATION**	**SCALED ANALYTICS** linked to Nielsen measurement data **END-TO-END SOLUTIONS** spanning planning through measurement	**GLOBAL PREMIER ENTERTAINMENT DATA SET** across video, music and sports Industry leading **CONTENT TRACKING** and **ANALYTICS** **GRACENOTE ID** as the common identifier
KEY CLIENT GROUPS	Cross-Media Video Companies; Digital Ad Giants; Advertisers/ Agencies; Audio Companies; Streaming Providers; MVPDs; Content Creators		**Media Companies** Production companies, Studios, Talent agencies, Networks **Manufacturers** Consumer electronics, Automotive **Distributors** Broadcasters, MVPDs, digital platforms

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

INVESTOR MISCONCEPTIONS ABOUT NIELSEN’S GROWTH “Nielsen is increasingly irrelevant with the decline of linear TV advertising” “Nielsen can’t comparably monetize beyond linear. It’s TV dollars going to digital dimes” “With audiences moving to ad-free platforms (SVOD), there’s less need for Nielsen” 19 ” Nielsen is increasingly irrelevant with the decline of Linear TV advertising ” Nielsen can’t comparably monetize beyond Linear. It’s TV dollars going to digital dimes ” With audiences moving to ad-free platforms (SVOD), there’s less need for Nielsen Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.INVESTOR MISCONCEPTIONS ABOUT NIELSEN’S GROWTH “Nielsen is increasingly irrelevant with the decline of linear TV advertising” “Nielsen can’t comparably monetize beyond linear. It’s TV dollars going to digital dimes” “With audiences moving to ad-free platforms (SVOD), there’s less need for Nielsen” 19 ” Nielsen is increasingly irrelevant with the decline of Linear TV advertising ” Nielsen can’t comparably monetize beyond Linear. It’s TV dollars going to digital dimes ” With audiences moving to ad-free platforms (SVOD), there’s less need for Nielsen Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

MISCONCEPTION 1: INCREASINGLY IRRELEVANT WITH THE DECLINE OF LINEAR TV REALITY: FRAGMENTATION INCREASES OPPORTUNITY AND RELEVANCE U.S. Premium Video Ad Spend, $ BIllions “As audiences continue to shift to streaming, having a trusted 1 third-party measurement currency is critical” Digital First AVOD & Advanced TV Traditional Linear - President of Global Investment, Group M $115 “Implementing Nielsen measurement enables brands to $95 transact on traditional linear and Connected TV seamlessly” $35 - CRO, Vizio Platform Business $23 $18 $7 “Advertisers are asking for third-party measurement partners like $65 $62 Nielsen to provide a complete view of audiences” - VP Global Solutions, YouTube 2023 2020 1. “Advanced TV” Includes Linear Dynamic Ad Insertion (DAI), Addressable Over The Top and CTV, and Targeted (“Indexed”) Linear Ad Campaigns SOURCE: MoﬀettNathanson, Activate, eMarketer 20 MISCONCEPTION 1: Increasingly irrelevant with the decline of Linear TV advertising Reality: Nielsen focuses on premium video; comparable currency is essential across premium video Premium Video Advertising Spend Growing; Mix Independent Measurement Remains Essential Shifting “As audiences continue to shift to streaming, having a US Premium Video Advertising Spend by Medium CAGR ‘20-’23 Marketers demand trusted third party measurement currency is critical” $Billions comparable currency Adam Gerber, President of Global Investment - Group M 1 7% 15% “Implementing Nielsen Advanced TV measurement… Connected TV and enables brands to transact on traditional linear and 37% Connected TV seamlessly” Streaming Ad Platforms Monetizing with Nielsen Mike O’Donnell, CRO - Vizio Platform Business -2% “Advertisers are asking for third-party measurement Nielsen growing partners like Nielsen to provide a complete view of measurement business YouTube and YouTube TV audiences” with Digital Ad Giants Debbie Weinstein, VP Global Solutions - YouTube 1 “Advanced TV” Includes Linear Dynamic Ad Insertion (DAI), Addressable Over The Top and CTV, and Targeted (“Indexed”) Linear Ad Campaigns SOURCE: MoﬀettNathanson, Activate, eMarketer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.MISCONCEPTION 1: INCREASINGLY IRRELEVANT WITH THE DECLINE OF LINEAR TV REALITY: FRAGMENTATION INCREASES OPPORTUNITY AND RELEVANCE U.S. Premium Video Ad Spend, $ BIllions “As audiences continue to shift to streaming, having a trusted 1 third-party measurement currency is critical” Digital First AVOD & Advanced TV Traditional Linear - President of Global Investment, Group M $115 “Implementing Nielsen measurement enables brands to $95 transact on traditional linear and Connected TV seamlessly” $35 - CRO, Vizio Platform Business $23 $18 $7 “Advertisers are asking for third-party measurement partners like $65 $62 Nielsen to provide a complete view of audiences” - VP Global Solutions, YouTube 2023 2020 1. “Advanced TV” Includes Linear Dynamic Ad Insertion (DAI), Addressable Over The Top and CTV, and Targeted (“Indexed”) Linear Ad Campaigns SOURCE: MoﬀettNathanson, Activate, eMarketer 20 MISCONCEPTION 1: Increasingly irrelevant with the decline of Linear TV advertising Reality: Nielsen focuses on premium video; comparable currency is essential across premium video Premium Video Advertising Spend Growing; Mix Independent Measurement Remains Essential Shifting “As audiences continue to shift to streaming, having a US Premium Video Advertising Spend by Medium CAGR ‘20-’23 Marketers demand trusted third party measurement currency is critical” $Billions comparable currency Adam Gerber, President of Global Investment - Group M 1 7% 15% “Implementing Nielsen Advanced TV measurement… Connected TV and enables brands to transact on traditional linear and 37% Connected TV seamlessly” Streaming Ad Platforms Monetizing with Nielsen Mike O’Donnell, CRO - Vizio Platform Business -2% “Advertisers are asking for third-party measurement Nielsen growing partners like Nielsen to provide a complete view of measurement business YouTube and YouTube TV audiences” with Digital Ad Giants Debbie Weinstein, VP Global Solutions - YouTube 1 “Advanced TV” Includes Linear Dynamic Ad Insertion (DAI), Addressable Over The Top and CTV, and Targeted (“Indexed”) Linear Ad Campaigns SOURCE: MoﬀettNathanson, Activate, eMarketer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

MISCONCEPTION 2: NIELSEN CAN’T MONETIZE BEYOND LINEAR REALITY: NIELSEN GROWING BEYOND LINEAR TODAY AND TOMORROW TODAY: Growing Digital Measurement TOMORROW: Monetizing Cross-Media Currency Broader Coverage More Clients 25+% CAGR Growing with New Currency 2017 2018 2019 21 25+% CAGR 2017 2018 2019 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.MISCONCEPTION 2: NIELSEN CAN’T MONETIZE BEYOND LINEAR REALITY: NIELSEN GROWING BEYOND LINEAR TODAY AND TOMORROW TODAY: Growing Digital Measurement TOMORROW: Monetizing Cross-Media Currency Broader Coverage More Clients 25+% CAGR Growing with New Currency 2017 2018 2019 21 25+% CAGR 2017 2018 2019 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

MISCONCEPTION 3: WITH AUDIENCES MOVING TO SVOD, THERE’S NO NEED FOR NIELSEN REALITY: AD & CONTENT GROWTH CONTRIBUTES TO NIELSEN GROWTH Global ad spend up 200%+ since Netﬂix launch Ad Spend Opportunity Ad spend forecasted to grow +7% CAGR Growing Nielsen measures rapid growth AVOD platforms SVOD viewing and audience measurement Nielsen Measures + Monetizes Content and Gracenote Content Services ● Metadata for streaming SVOD ● Content analytics, ID, and workﬂow tools 22 SOURCE: JP Morgan Ad Factbook, MoﬀettNathanson, Activate MISCONCEPTION 3: With audiences moving to SVOD, there’s less need for Nielsen Reality: SVOD time ~18% of total, but video ad spend increasing & SVOD opens new measurement Today: ~80/20 split of ad vs non-ad supported video Content & Ad Measurement Remain Growth Businesses US Share of Time Spent with Video Percent Even with Subscription Video on Demand (SVOD) expansion, premium video ad spend forecasted to grow (+7% CAGR to 2023) as Audience scarcity increases Advertising Video on Demand (AVOD) platforms share of time spent up 3x in two years; expected to grow as new services ramp up Nielsen monetizes SVOD growth ● Streaming Audience Measurement ● Streaming Catalog Metadata ● Content Services SOURCE: Nielsen Total Audience Report, eMarketer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.MISCONCEPTION 3: WITH AUDIENCES MOVING TO SVOD, THERE’S NO NEED FOR NIELSEN REALITY: AD & CONTENT GROWTH CONTRIBUTES TO NIELSEN GROWTH Global ad spend up 200%+ since Netﬂix launch Ad Spend Opportunity Ad spend forecasted to grow +7% CAGR Growing Nielsen measures rapid growth AVOD platforms SVOD viewing and audience measurement Nielsen Measures + Monetizes Content and Gracenote Content Services ● Metadata for streaming SVOD ● Content analytics, ID, and workﬂow tools 22 SOURCE: JP Morgan Ad Factbook, MoﬀettNathanson, Activate MISCONCEPTION 3: With audiences moving to SVOD, there’s less need for Nielsen Reality: SVOD time ~18% of total, but video ad spend increasing & SVOD opens new measurement Today: ~80/20 split of ad vs non-ad supported video Content & Ad Measurement Remain Growth Businesses US Share of Time Spent with Video Percent Even with Subscription Video on Demand (SVOD) expansion, premium video ad spend forecasted to grow (+7% CAGR to 2023) as Audience scarcity increases Advertising Video on Demand (AVOD) platforms share of time spent up 3x in two years; expected to grow as new services ramp up Nielsen monetizes SVOD growth ● Streaming Audience Measurement ● Streaming Catalog Metadata ● Content Services SOURCE: Nielsen Total Audience Report, eMarketer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

NEW NIELSEN'S STRATEGIC FRAMEWORK

AUDIENCE IS EVERYTHING™

AUDIENCE MEASUREMENT	AUDIENCE OUTCOMES	GRACENOTE CONTENT SERVICES

NIELSEN AUDIENCE ID | *WHO, WHEN & WHERE* — GRACENOTE CONTENT ID | *WHAT*

SINGLE MEDIA PLATFORM

GLOBAL, DIGITAL-FIRST FOOTPRINT

GROWTH CULTURE

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

AUDIENCE MEASUREMENT

MARKET TODAY: RAPID CHANGE AND EVOLVING NEEDS



1. Fragmentation and growth of ads and content
2. Premium video ad spend shifting platforms
3. Privacy impacting measurement and outcomes
4. Industry call for cross-media measurement

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

24

AUDIENCE MEASUREMENT

DELIVERING CRITICAL CROSS-MEDIA CURRENCY MEASUREMENT


Expanding Coverage
Addressable TV
Connected TV
Streaming
Evolving Products
Privacy Centric
Comparable Metrics
Simplified

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

25

AUDIENCE MEASUREMENT AUDIENCE MEASUREMENT: POSITIONED TO GROW COVERAGE EXAMPLES LEADING THE MARKET TO ... CROSS-MEDIA ALL IN ON CROSS-MEDIA: ONLY NIELSEN Trusted leader in measurement Innovations in data science, privacy and technology Committed to launching cross-media currency now 26 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.AUDIENCE MEASUREMENT AUDIENCE MEASUREMENT: POSITIONED TO GROW COVERAGE EXAMPLES LEADING THE MARKET TO ... CROSS-MEDIA ALL IN ON CROSS-MEDIA: ONLY NIELSEN Trusted leader in measurement Innovations in data science, privacy and technology Committed to launching cross-media currency now 26 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

AUDIENCE OUTCOMES MARKETER’S CHALLENGE: UNDERSTANDING AUDIENCE AND OUTCOMES 61% of Agency Teams Cross-Platform AUDIENCE DE-DUPLICATED REACH AND FREQUENCY 61% 40% 2017 2019 Approaching $5 Billion Outcomes Spend ($ in billions) OUTCOME RESPONSE AND ROI $4.7 (CLICK, VISIT, PURCHASE) $3.4 2019 2023 30 27 SOURCE: Activate, eMarketer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.AUDIENCE OUTCOMES MARKETER’S CHALLENGE: UNDERSTANDING AUDIENCE AND OUTCOMES 61% of Agency Teams Cross-Platform AUDIENCE DE-DUPLICATED REACH AND FREQUENCY 61% 40% 2017 2019 Approaching $5 Billion Outcomes Spend ($ in billions) OUTCOME RESPONSE AND ROI $4.7 (CLICK, VISIT, PURCHASE) $3.4 2019 2023 30 27 SOURCE: Activate, eMarketer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

AUDIENCE OUTCOMES

IN-FLIGHT INITIATIVES TO DRIVE GROWTH IN 2021 AND BEYOND

NEW Segments & Markets

- Expand beyond CPG
- New countries
- Grow middle market
- Sports comeback

PRODUCT Innovation

- Predictive ROI tools
- Media Mix 3.0
- Cross-media attribution

PLATFORM Automation

- Accelerate delivery
- Speed/cost helps grow in:
  - New countries
  - Middle market
- Grow data partnerships

SOLVING THE MARKETER'S DILEMMA: CONNECTING AUDIENCE MEASUREMENT TO OUTCOMES

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

28

GRACENOTE CONTENT SERVICES

CONTENT DRIVING GROWTH OPPORTUNITIES

1. Audience time and spend with content growing
2. Technology powering content platforms and services
3. Global market: content moving across borders
4. Heated competition for audiences
5. Valuing and monitoring content properties critical

CONSUMER Content Spend Increasing[1]

+14%	**$81B**
CAGR to '23	2023 Spend

PLATFORM Content Spend Increasing[2]

+15%	**$135B**
CAGR to '23	2023 Spend

1 Global Consumer Spend: Subscription Video on Demand Services
2 Global Content Spend: Top 10 Spenders
SOURCE: Activate, eMarketer, MoffettNathanson

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

29

GRACENOTE CONTENT SERVICES

CONTENT: METADATA & NEW SERVICES TO MEET MARKET NEEDS

IN FLIGHT INITIATIVES | **WHITESPACE**



Metadata Opportunities

- Adding streaming platforms
- Growing in top markets
- Automating operations



Analytics

- Connecting audience and content data
- Serving new constituencies and segments
- Launching new products



New Ecosystem Services

- Create an industry standard ID
- Enable content workflows across the life cycle
- New use cases: valuation and licensing, rights management

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

30

SPORTS IS AN EXAMPLE OF NIELSEN'S VALUE ACROSS SOLUTIONS

AUDIENCE MEASUREMENT	AUDIENCE OUTCOMES	GRACENOTE CONTENT SERVICES
CROSS PLATFORM / CROSS DEVICE	SPONSORSHIP VALUATION	SPORTS METADATA
DE-DUPLICATED REACH AND FREQUENCY	FAN INSIGHTS	ON-SCREEN UPDATES
AUDIENCE COMPOSITION	ATTRIBUTION AND SALES LIFT	

Connecting audience data and insights across all strategic solutions



Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

31

THE NIELSEN GROWTH STORY

	AUDIENCE MEASUREMENT	AUDIENCE OUTCOMES	GRACENOTE CONTENT SERVICES
Nielsen Revenue % of Total (2020E)	73%	20%	7%
Total Addressable Market (TAM)	$4.5B	$4.0B	$1.1B
TAM Medium-Term Growth Rate	3-6%	6-10%	6-10%
Nielsen Medium-Term Growth Rate	Low-to-Mid Single Digits	Mid-to-High Single Digits	Mid-to-High Single Digits
Nielsen Growth Drivers	• New CTV and addressable deals • Expand with digital giants • Monetize cross-media • International digital-first	• New verticals and markets • Resumption and growth of sports • New products and automation • Value from cross-media	• Adding streaming clients • Metadata market expansion • Launch new products • New ecosystem ID services

SOURCE: Activate, PwC, BMO

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

32

OUR PRODUCT TRANSFORMATION Karthik Rao Chief Operating Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 33 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. OUR PRODUCT TRANSFORMATION Karthik Rao Chief Operating Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 33 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

TECHNOLOGY UNDERPINS OUR TRANSFORMATION

FROM ... | **... TO**

FROM ...	... TO
COMPLEX OFFERINGS AND ORGANIZATION	STREAMLINED SOLUTIONS AND ORGANIZATION



- Focused, interoperable products
- Functions organized around product
- Ambitious nano and streaming meter available globally

MANUAL SYSTEMS AND BESPOKE PROJECTS	AUTOMATION AND UNIFICATION



- Single platform
- Data science models automated and democratized
- Unified planning and outcomes measurement

HEAVY EXTERNAL RELIANCE	NIELSEN IN-HOUSE TALENT



- Nielsen Audience ID backbone
- Best-in-class engineers
- Faster development cycles

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34

THE MEDIA PLATFORM–ONE ARCHITECTURE FOR ALL BACKED BY DATA SCIENCE ✔ Lower Development ✔ Higher Velocity✔ Agile Development✔ Reduced Duplication Costs 35 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.THE MEDIA PLATFORM–ONE ARCHITECTURE FOR ALL BACKED BY DATA SCIENCE ✔ Lower Development ✔ Higher Velocity✔ Agile Development✔ Reduced Duplication Costs 35 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

FIELD TRANSFORMATION DRIVING EFFICIENCY & INNOVATION



NANO DEPLOYMENT

- New metering technology (nano) cut deployment timeline in half
- 30% increase in homes installed by the end of 2021 vs original timeline

REMOTE RECRUITMENT

- Key learnings from COVID-19 drove accelerated pace of change and innovation
- By April 2021, all homes can be recruited remotely and meters can be remotely installed

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

36

DRIVING THE INDUSTRY FORWARD WITH CROSS MEDIA

NIELSEN ONE

- **Sub-Minute TV Data**
- **Automatic Content Recognition + Return Path Data**
- **Addressable TV**
- **Reconciled / Flexible C3**
- **Connected TV**
- **Always-On Digital**

ONE MEDIA PANEL

Sub-Minute: TV measurement reporting of less than a minute vs. the current Average Commercial Minute rating
Automatic Content Recognition (ACR): Identification technology to recognize content played on a media device
Return Path Data (RPD): Data that can be extracted and used for measurement from various media software and hardware environments (set-top boxes)
C3: An Average Commercial Minute ratings estimate based on the average of all national commercial minutes in a given program, including three days of time shifted viewing
Always-On Digital: Continuous measurement of a publisher's digital inventory in a seamless and flexible manner

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

37

INVESTING FOR GROWTH ALLOCATING RESOURCES Capital expenditures on growth initiatives as a % of revenue EFFECTIVELY Capital expenditures to sustain current capabilities Maintenance operating expenses 38 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.INVESTING FOR GROWTH ALLOCATING RESOURCES Capital expenditures on growth initiatives as a % of revenue EFFECTIVELY Capital expenditures to sustain current capabilities Maintenance operating expenses 38 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

ORGANIZED FOR SUCCESS

100 PRODUCT LINES ▶ **14** PRODUCT FAMILIES ▶ **3** STRATEGIC SOLUTIONS

Organized Data Science, Operations and Technology around Product

Brought engineering in house

Improved development efficiency by 4x

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

39

EVERYTHING IS CONNECTED We’ve reduced complexity and increased focus All of our solutions use one platform 40 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.EVERYTHING IS CONNECTED We’ve reduced complexity and increased focus All of our solutions use one platform 40 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

TECHNOLOGY PLATFORM TRANSFORMATION Srini Varadarajan Chief Technology Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 41 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. TECHNOLOGY PLATFORM TRANSFORMATION Srini Varadarajan Chief Technology Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 41 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

KEY PRINCIPLES SUPPORTING OUR PLATFORM DATA IS AN DATA ✓ Higher Velocity CLOUD ADVANCEMENTS ENTERPRISE SCIENCE IS ASSET OUR DNA ✓ Agile Development PRINCIPLES OF THE MEDIA PLATFORM ✓ Reduced Duplication ✓ Lower Development Costs 42 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.KEY PRINCIPLES SUPPORTING OUR PLATFORM DATA IS AN DATA ✓ Higher Velocity CLOUD ADVANCEMENTS ENTERPRISE SCIENCE IS ASSET OUR DNA ✓ Agile Development PRINCIPLES OF THE MEDIA PLATFORM ✓ Reduced Duplication ✓ Lower Development Costs 42 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

DATA IS AN ENTERPRISE ASSET

Pre-2019 ...

No Central Hub = Minimal Data Harmonization



- Data "locked up" in legacy technologies
- Expensive and cumbersome process
- Tribal knowledge around data sets
- High levels of inefficiencies

... Today

Single Repository Better Leverages Data Assets


DATA LAKE

- Data is accessed and processed consistently
- Increased velocity, agility, development cost savings
- Knowledge captured in a digitized, collaborative catalog
- Ability to process data once and distribute across products

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

43

DATA SCIENCE IS OUR DNA

500+ Data Scientists

Data Lake as an Open Data Ecosystem

Comprehensibility and Accessibility

Cloud Deployment

Automated Development Life Cycle



BENEFITS

- ✓ Automation and consistency around data drives scale and velocity
- ✓ Fuels innovation across Data Science and Analytics
- ✓ Increased agility
- ✓ Removes deduplication and lowers development costs

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

44

CLOUD ADVANCEMENTS

Singular Data Storage Location = Faster, Cleaner, Easier Data Sharing


VENDOR DATA
NIELSEN DATA
CLIENT DATA

Intelligence Studio = Faster, More Efficient Data Scientists


INTELLIGENCE STUDIO
Secure Compute Engine for Data Scientists

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

45

INCREASING EFFICIENCY AND FLEXIBILITY AHEAD Vast majority of revenue All media data Majority of servers ﬂows through products available through and processing on built on the platform data lake the cloud 46 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.INCREASING EFFICIENCY AND FLEXIBILITY AHEAD Vast majority of revenue All media data Majority of servers ﬂows through products available through and processing on built on the platform data lake the cloud 46 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

DATA SCIENCE TRANSFORMATION Mainak Mazumdar Chief Data and Research Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 47 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. DATA SCIENCE TRANSFORMATION Mainak Mazumdar Chief Data and Research Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 47 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

TRANSFORMING NIELSEN DATA SCIENCE FROM ... … TO PANEL ONLY PANEL + BIG DATA ● Set-top box, automatic content recognition (ACR), smart TV, and server data ● Expanded coverage and granular reporting ● Local, national and digital not constrained by sample size BESPOKE METHODOLOGIES REPEATABLE CONFIGURABLE MODELS ● Open source, collaboration tools and AI support solutions 1) Small>Big 2) Many>One ● New talent and open, collaborative culture 3) Manual>Automated. ● Algorithmic solutions improved quality and speed to market MANUAL PANEL RECRUITMENT SCALED RECRUITMENT ● Up to 40% of all new homes will be recruited and installed remotely in 2021 ● Acceleration of single panel and meter initiative 48 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.TRANSFORMING NIELSEN DATA SCIENCE FROM ... … TO PANEL ONLY PANEL + BIG DATA ● Set-top box, automatic content recognition (ACR), smart TV, and server data ● Expanded coverage and granular reporting ● Local, national and digital not constrained by sample size BESPOKE METHODOLOGIES REPEATABLE CONFIGURABLE MODELS ● Open source, collaboration tools and AI support solutions 1) Small>Big 2) Many>One ● New talent and open, collaborative culture 3) Manual>Automated. ● Algorithmic solutions improved quality and speed to market MANUAL PANEL RECRUITMENT SCALED RECRUITMENT ● Up to 40% of all new homes will be recruited and installed remotely in 2021 ● Acceleration of single panel and meter initiative 48 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

NIELSEN AUDIENCE ID FOR MEASUREMENT

The methodology of linking cross-platform devices to a person



Addressable
TV
Mobile
VOD/OTT/SVOD
Computer
Panels

300+ million persons linked to
billions of cross-platform devices

ID FOR MEASUREMENT

- Persistent
- Deduplication of audience
- Interoperable
- Validated and audited
- Privacy centric
- Strategic data partners

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

49

AUDIENCE AND CONTENT: THE KNOWLEDGE GRAPH

The data and machine learning algorithm for media knowledge graph enables unique insights


AUDIENCE
Gender
Income
Age
Education
Pet Owners
Hispanics
Car Buyers
Designated Metropolitan Area (DMA)
Computer
Audio Streaming
Mobile
OTT
MVPD
Facebook
SVOD
Google
VOD
Nielsen Audience ID
Who
Gracenote Content ID
What
CONTENT
Soundtrack
Characters
Theme: Growth
Cast & Crew
Theme: Friendship
Mediagraphy
TV & Movie Data
Online Video
News
Social
Theme: Saving the Day
Video Discovery
Podcast
Celebrity

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

50

EXAMPLE AUDIENCE AND CONTENT ID INFORM CONTENT CREATORS INCLUSION METRICS OF EMPIRE CONTENT ID (OUTCOMES) (WHAT) Cast, characters, descriptions, episodes AUDIENCE ID (WHO) On-screen talent, How representative is the casting relative viewed minutes, to the viewing and general audience audience age/gender 51 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.EXAMPLE AUDIENCE AND CONTENT ID INFORM CONTENT CREATORS INCLUSION METRICS OF EMPIRE CONTENT ID (OUTCOMES) (WHAT) Cast, characters, descriptions, episodes AUDIENCE ID (WHO) On-screen talent, How representative is the casting relative viewed minutes, to the viewing and general audience audience age/gender 51 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

PRODUCT OFFERING TRANSFORMATION Eric Bosco Chief Product Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 52 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. PRODUCT OFFERING TRANSFORMATION Eric Bosco Chief Product Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 52 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

AUDIENCE IS EVERYTHING™

AUDIENCE MEASUREMENT	AUDIENCE OUTCOMES	GRACENOTE CONTENT SERVICES

NIELSEN AUDIENCE ID | *WHO, WHEN & WHERE* — GRACENOTE CONTENT ID | *WHAT*

SINGLE MEDIA PLATFORM

GLOBAL, DIGITAL-FIRST FOOTPRINT

GROWTH CULTURE

NEW NIELSEN'S STRATEGIC FRAMEWORK

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

DELIVERING CROSS-MEDIA MEASUREMENT De-Duplicated Reach and Frequency Across All Platforms and Publishers for Ads and Content 54 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.DELIVERING CROSS-MEDIA MEASUREMENT De-Duplicated Reach and Frequency Across All Platforms and Publishers for Ads and Content 54 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

EXPANDING COVERAGE ACROSS KEY GROWTH PLATFORMS Addressable TV Connected TV Streaming Examples of Recent Coverage Wins Connected TV Addressable 55 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.EXPANDING COVERAGE ACROSS KEY GROWTH PLATFORMS Addressable TV Connected TV Streaming Examples of Recent Coverage Wins Connected TV Addressable 55 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

VIZIO: INTEGRATING CONNECTED TV AND ADDRESSABLE TV

DATA SOURCES

gracenote
A NIELSEN COMPANY
experian
VIZIO
oar
OPEN • ADDRESSABLE • READY


VIZIO

16+ million devices

PLATFORM COMPONENTS

- INTELLIGENCE STUDIO
- GRACENOTE METADATA
- MEDIA DATA LAKE

Vizio ACR*

NIELSEN ONE

***Automatic Content Recognition (ACR):** Identification technology to recognize content played on a media device

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

56

OUTCOMES: EXPANDING COVERAGE AND PLATFORMS

EXPANDING INDUSTRY COVERAGE

CPG	AUTO	RESTAURANT	RETAIL	FINANCIAL	1st PARTY
Strength	*New*				*Growing*

70% *of Media Spend*

EXPANDING FOOTPRINT

TV

DIGITAL AD GIANTS

INTERNATIONAL

Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

57

AUDIENCE MEASUREMENT PRODUCT ROADMAP Always-On Ads One Media Panel Cross Media Ad Product 2022 Measurement Rollout ends Cross Media Content Digital Product Privacy-Centric Subminute TV and Planning Transformation Identity Solutions Measurement Preview 2020 2021 2022 Outcomes Measurement Big Data Streaming Panel Increased Connected Addressable Measurement In National TV Expansion TV Coverage Subminute TV Digital Ad Giant Increased MVPD and Data Complete Integrations Digital Distributor Coverage Gracenote Content Services Cross media currency launches Q4 2022. Full transition completed by fall 2024. 58 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.AUDIENCE MEASUREMENT PRODUCT ROADMAP Always-On Ads One Media Panel Cross Media Ad Product 2022 Measurement Rollout ends Cross Media Content Digital Product Privacy-Centric Subminute TV and Planning Transformation Identity Solutions Measurement Preview 2020 2021 2022 Outcomes Measurement Big Data Streaming Panel Increased Connected Addressable Measurement In National TV Expansion TV Coverage Subminute TV Digital Ad Giant Increased MVPD and Data Complete Integrations Digital Distributor Coverage Gracenote Content Services Cross media currency launches Q4 2022. Full transition completed by fall 2024. 58 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

OUTCOMES AND GRACENOTE PRODUCT ROADMAPS

2020

Outcomes:
- Attribution Platform Transformation

Gracenote:
- Gracenote View
- Gracenote ID Distribution Service
- Inclusion Analytics
- Gracenote ID Catalog Management

2021

Outcomes:
- Automotive Coverage
- Always-On TV Attribution
- Financial Services and QSR Coverage
- International Coverage

Gracenote:
- Audience Predict
- International Coverage

2022

Outcomes:
- One Outcomes Planning User Interface
- Cross-Media Outcomes Product
- Cross-Media Planning Software

Gracenote:
- Content Passport

Key:
Outcomes
Gracenote

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59

DRIVING U.S. GROWTH Peter Bradbury Chief Commercial Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 60 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. DRIVING U.S. GROWTH Peter Bradbury Chief Commercial Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 60 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

U.S. AT A GLANCE ~$2.8B ~80% ~4 Yrs ~6% 1 U.S. Media High Contracted Average Contract Client Growth 1 Overall Business Revenue Length 2018-2019 1. Top 15 clients 61 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.U.S. AT A GLANCE ~$2.8B ~80% ~4 Yrs ~6% 1 U.S. Media High Contracted Average Contract Client Growth 1 Overall Business Revenue Length 2018-2019 1. Top 15 clients 61 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

TRANSFORMING OUR SALES CULTURE

FROM ...	... TO
SILOED	COLLABORATIVE AND CROSS-PRODUCT
SERVICE ORIENTED	CLIENT OBSESSED
INCUMBENT MINDSET	INSURGENT MINDSET
GROWTH DRIVEN BY CONTRACTED PRICING	GROWTH DRIVEN BY NEW PRODUCTS, NEW CLIENTS AND CONTRACTED PRICING
RESISTANT TO CHANGE	EMBRACING EVOLUTION
FOLLOWING THE MARKET	SETTING THE PACE FOR THE INDUSTRY

100% CLIENT FOCUSED ... AUDIENCE IS EVERYTHING™

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GROWTH DRIVEN BY INCREASING RELEVANCE

COMPONENTS OF MEDIUM-TERM U.S. REVENUE GROWTH


MID-SINGLE DIGIT
CONTRACTUAL PRICE INCREASES
PRODUCT AND VOLUME GROWTH WITH EXISTING CLIENTS
NEW CLIENTS
MEDIUM-TERM REVENUE GROWTH

KEY DRIVERS

- Multi-year contracts include **contractual price increases**
- Expanding existing client relationships through **new offerings,** partially offset by legacy products
- New products resonating with **new clients,** including streaming players, content owners, and advertisers across verticals

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EVOLVING WITH U.S. MEDIA CLIENTS

NIELSEN REVENUE FROM MEDIA CONGLOMERATE CLIENT


+6%
CAGR
2020
2022

KEY DRIVERS

Comprehensive enterprise deal with incremental services earns mid-single digit contracted annual price increases

Audience Measurement
Expanding range of services

Outcomes
Significant potential revenue upside in ROI metrics

Content
Enterprise agreement for metadata with upside as client grows

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64

GROWING RELEVANCE FOR DIGITAL PURE PLAY CLIENTS

NIELSEN REVENUE FROM DIGITAL PURE PLAY CLIENT



+23%
CAGR
2020
2022

KEY DRIVERS

Expansion and increased use of services propel an already fast-growing relationship

Audience Measurement
TV and digital measurement services support ad sales and reach measurement

Outcomes
Robust lift and marketing mix modeling growth, partially dampened by COVID

Content
Gracenote metadata expanding from a single user touch point to all touch points

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65

DRIVING INTERNATIONAL GROWTH Lana Busignani Executive Vice President, International Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 66 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. DRIVING INTERNATIONAL GROWTH Lana Busignani Executive Vice President, International Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 66 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

INTERNATIONAL AT A GLANCE

~$600M

IN REVENUE



12%
53%
35%
EMEA
APAC
THE AMERICAS

~60

TOTAL MARKETS

POSITIONED FOR HIGH GROWTH

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67

GROWTH DRIVERS GLOBAL STRATEGY WITH LOCAL EXECUTION Focus on the Right Markets Lead the Industry with Cross-Media Going to Market as One Nielsen Winning in top media markets Digital and mobile ﬁrst Collaborative and cross-product Scaling with global partners Innovate with streaming and OTT Product-focused salesforce Leveraging single platform Standard currency for ads and content Modernizing go-to-market 68 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.GROWTH DRIVERS GLOBAL STRATEGY WITH LOCAL EXECUTION Focus on the Right Markets Lead the Industry with Cross-Media Going to Market as One Nielsen Winning in top media markets Digital and mobile ﬁrst Collaborative and cross-product Scaling with global partners Innovate with streaming and OTT Product-focused salesforce Leveraging single platform Standard currency for ads and content Modernizing go-to-market 68 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

FOCUSED REGIONAL STRATEGY

	HIGH GROWTH WHITE SPACE	ESTABLISH LEADERSHIP	STRENGTHEN PORTFOLIO
	AMERICAS 12% OF REVENUE	**EMEA** 53% OF REVENUE	**APAC** 35% OF REVENUE
BUSINESS TODAY	• Measurement standard in 3 LATAM markets including Mexico • Growing Outcomes +24% this year	• Measurement standard in 12 markets, including Italy, Nordics and Eastern Europe • Denmark cross-media wins • Largest Content and Outcomes market	• Measurement standard in 6 markets across South Asia, plus Australia and New Zealand • North Asia Outcomes strength • Strong regional footprint: in 14 markets
MAJOR OPPORTUNITIES	• Measurement white space • Market seeking cross-media innovation • New clients for Content and Outcomes	• Establish model for Cross-Media • Global partnership opportunities with platforms and advertisers • Deeper market penetration for Outcomes	• Establish OTT and streaming foundation en route to Cross-Media • Outcomes growth with data partners • Content growth through new markets

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69

MEDIUM-TERM GROWTH DRIVERS

COMPONENTS OF MEDIUM-TERM INTERNATIONAL REVENUE GROWTH



MID-TO-HIGH SINGLE DIGIT
CONTRACTUAL PRICE INCREASES
PRODUCT AND VOLUME GROWTH WITH EXISTING CLIENTS
NEW CLIENTS
MEDIUM-TERM REVENUE GROWTH

PRODUCT AND VOLUME GROWTH WITH EXISTING CLIENTS

Contractual Price Increases
- Value pricing
- Feature enhancements

New Products with Existing Clients
- Digital-first en route to cross-media
- Scaling outcomes
- Richer content catalogue and coverage

New Clients
- Regional clients
- Mid-sized advertisers
- New personas

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70

FINANCIAL OUTLOOK Linda Zukauckas Chief Financial Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 71 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. FINANCIAL OUTLOOK Linda Zukauckas Chief Financial Oﬃcer Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. 71 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

TODAY’S DISCUSSION New Financial Proﬁle Medium-Term Financial Framework Preliminary 2021 Outlook 72 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.TODAY’S DISCUSSION New Financial Proﬁle Medium-Term Financial Framework Preliminary 2021 Outlook 72 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

SHAREHOLDER VALUE CREATION FRAMEWORK

- Revenue growth driven by leading capabilities for media ecosystem
- Increased operating leverage to protect and expand our margins
- Capex moderation due to investment prioritization and ongoing transformation
- Double-digit free cash flow growth
- Cash provides flexibility to optimize leverage and returns


RECURRING REVENUE MODEL
1
DRIVING PROFITABLE GROWTH
2
3
DISCIPLINED CAPITAL EXPENDITURES
4
STRONG CASH FLOW
5
GREATER CAPITAL FLEXIBILITY

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73

THE NEW NIELSEN: IMPROVED FINANCIAL PROFILE 1 NIELSEN (WITH CONNECT) …NEW NIELSEN BASELINE ~2.5% 2 Historical Organic Revenue Growth <1% 2020E Revenue $6.2B ~$3.3B ~42% ~30% Adjusted EBITDA Margin 2020E Adjusted EBITDA $1.85-1.88B ~$1.41B ~38% ~30% 3 Free Cash Flow Conversion 2020E Free Cash Flow $530-550M ~$530M 1. Assumes the proposed sale of Connect occurred on 1/1/2020 and $2B of the proceeds used to pay down debt 2. 2016-2019 Organic Revenue Growth 74 3. Deﬁned as Free Cash Flow / Adjusted EBITDA Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.THE NEW NIELSEN: IMPROVED FINANCIAL PROFILE 1 NIELSEN (WITH CONNECT) …NEW NIELSEN BASELINE ~2.5% 2 Historical Organic Revenue Growth <1% 2020E Revenue $6.2B ~$3.3B ~42% ~30% Adjusted EBITDA Margin 2020E Adjusted EBITDA $1.85-1.88B ~$1.41B ~38% ~30% 3 Free Cash Flow Conversion 2020E Free Cash Flow $530-550M ~$530M 1. Assumes the proposed sale of Connect occurred on 1/1/2020 and $2B of the proceeds used to pay down debt 2. 2016-2019 Organic Revenue Growth 74 3. Deﬁned as Free Cash Flow / Adjusted EBITDA Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

MEDIUM-TERM FINANCIAL FRAMEWORK

1 GROW REVENUE	MSD organic growth rate	Stable, recurring revenue base; new growth drivers
2 EXPAND MARGINS	Target ~150 bps of margin expansion over 3 years	Disciplined spend; benefit from scaling our platform
3 OPTIMIZE CAPEX	Prioritize based on ROIs	Drive scale through platform transformation; prioritize investments
4 IMPROVE CASH FLOW	Target 50% FCF conversion	Higher EBITDA, lower interest expense, more efficient working capital and capex
5 REDUCE DEBT	~3.0 - 3.5X net leverage	Greater repayment capacity from FCF growth
5 TUCK-IN M&A	Enhance growth and capabilities	Consider selectively, with buy vs. build approach

1 REVENUE | 2 MARGINS | 3 CAPEX | 4 CASH FLOW | 5 CAPITAL

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75

SIGNIFICANT OPPORTUNITY ACROSS SOLUTIONS AUDIENCE AUDIENCE GRACENOTE MEASUREMENT OUTCOMES CONTENT SERVICES Revenue ~73%75 ~20% ~7% % of Total (2020) Medium-Term Low-to-Mid Single Digits Mid-to-High Single Digits Mid-to-High Single Digits Growth Rate % Contracted at 85%+ 40-50% 70-80% start of each year ● Primarily multi-year contracts ● Primarily multi-year contracts Contract Type ● Primarily annual contracts (3 to 5 years) (3 to 5 years) 1 REVENUE 2 MARGINS 3 CAPEX 4 CASH FLOW 5 CAPITAL 76 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.SIGNIFICANT OPPORTUNITY ACROSS SOLUTIONS AUDIENCE AUDIENCE GRACENOTE MEASUREMENT OUTCOMES CONTENT SERVICES Revenue ~73%75 ~20% ~7% % of Total (2020) Medium-Term Low-to-Mid Single Digits Mid-to-High Single Digits Mid-to-High Single Digits Growth Rate % Contracted at 85%+ 40-50% 70-80% start of each year ● Primarily multi-year contracts ● Primarily multi-year contracts Contract Type ● Primarily annual contracts (3 to 5 years) (3 to 5 years) 1 REVENUE 2 MARGINS 3 CAPEX 4 CASH FLOW 5 CAPITAL 76 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

MEDIUM-TERM GROWTH DRIVERS

COMPONENTS OF MEDIUM-TERM GLOBAL REVENUE GROWTH


MID-SINGLE DIGIT
CONTRACTUAL PRICE INCREASES
PRODUCT AND VOLUME GROWTH WITH EXISTING CLIENTS
NEW CLIENTS
MEDIUM-TERM REVENUE GROWTH

KEY DRIVERS

- Multi-year contracts include contractual price increases
- Expanding client relationships globally through newer offerings
- New products resonating with new clients in existing and expanded geographies

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1 REVENUE | 2 MARGINS | 3 CAPEX | 4 CASH FLOW | 5 CAPITAL
77

STRONG MARGINS WITH FURTHER EXPANSION

~42%

2020E

- Attractive standalone margins at ~42% pro forma
- Meaningful margin expansion in 2020, driven by temporary COVID-19 cost cuts which return in 2021, and permanent optimization plan
- Margins are in the top quartile of data and analytics peers[1]

~150 bps

Medium-Term

- Margin expansion over next three years of ~150 bps
- Maintain/expand base business margins through ongoing focus on operational efficiencies, somewhat offset by investments in growth initiatives
- Investment in growth initiatives over the medium-term to drive margin expansion over the longer-term

1. Peers include Clarivate Plc, comScore, CoreLogic, CoStar Group, Dun & Bradstreet Holdings, Equifax, FactSet Research Systems, Fair Isaac Corporation, IHS Markit, IQVIA Holdings, Moody's Corporation, MSCI, RELX Plc, S&P Global, Thomson Reuters Corporation, TransUnion, and Wolters Kluwer N.V.

1 REVENUE | 2 MARGINS | 3 CAPEX | 4 CASH FLOW | 5 CAPITAL

78

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FOCUSING CAPITAL EXPENDITURES ON KEY INITIATIVES CAPEX AS % OF REVENUE COMMENTARY ~9% ~7.5% ● Strategic investments in growth initiatives & high-return investments 2020E MEDIUM-TERM ● Capex to sustain existing oﬀerings decreasing, supported by one CAPEX BREAKDOWN platform ● Accelerate investments to drive 50% Sustain automation and ongoing cloud 75% migration 50% Transform 25% 2020E MEDIUM-TERM 2020E excludes separation-related capital expenditures 1 REVENUE 2 MARGINS 3 CAPEX 4 CASH FLOW 5 CAPITAL 79 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.FOCUSING CAPITAL EXPENDITURES ON KEY INITIATIVES CAPEX AS % OF REVENUE COMMENTARY ~9% ~7.5% ● Strategic investments in growth initiatives & high-return investments 2020E MEDIUM-TERM ● Capex to sustain existing oﬀerings decreasing, supported by one CAPEX BREAKDOWN platform ● Accelerate investments to drive 50% Sustain automation and ongoing cloud 75% migration 50% Transform 25% 2020E MEDIUM-TERM 2020E excludes separation-related capital expenditures 1 REVENUE 2 MARGINS 3 CAPEX 4 CASH FLOW 5 CAPITAL 79 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

MULTIPLE LEVERS TO IMPROVE FCF CONVERSION

SOLID PATH TO ACHIEVE 50% FCF CONVERSION; DOUBLE-DIGIT FCF GROWTH CAGR THROUGH 2023

OPERATIONAL LEVERS	FREE CASH FLOW IMPACT	RELATED COMMENTARY
Interest	↑	• Lower debt levels with Connect sale proceeds and cash flow allocated to de-levering
Working Capital	↑	• Optimize cash tied up in working capital through increased focus on collections and vendor payments
Capex	↑	• Strategically prioritize high-return capital investments and rationalize capital spent on legacy platforms
Cash Taxes	↓	• Higher cash taxes driven by profit growth, lack of NOLs to offset and limitations on deductions, such as interest expense

1 REVENUE | 2 MARGINS | 3 CAPEX | 4 CASH FLOW | 5 CAPITAL

80

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NEAR-TERM FOCUS ON DE-LEVERING 1 DEBT MATURITY PROFILE AS OF 10/31/20 MANAGEABLE PATH TO TARGET LEVERAGE Secured $3,469 Unsecured 4.3x 4.2x 4.1x ~4x 3.8x 3.7x $1,759 $1,747 3-3.5x $911 $1,264 $94 $211 $817 $78 $8 $495 $0 $143 2016 2017 2018 2019 2020E 2020PF TARGET 2020 2021 2022 2023 2024 2025 2026+ NEW NIELSEN NEW NIELSEN Connect sale proceeds expected to reduce 2021-2023 debt 1. Debt balances are net of deferred ﬁnancing fees and exclude ﬁnance leases 1 REVENUE 2 MARGINS 3 CAPEX 4 CASH FLOW 5 CAPITAL 81 Create powerpoint table Create layout Put “[]” instead of numbers Keep text in boxes on the left Put “[]” instead of RHS bullets Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.NEAR-TERM FOCUS ON DE-LEVERING 1 DEBT MATURITY PROFILE AS OF 10/31/20 MANAGEABLE PATH TO TARGET LEVERAGE Secured $3,469 Unsecured 4.3x 4.2x 4.1x ~4x 3.8x 3.7x $1,759 $1,747 3-3.5x $911 $1,264 $94 $211 $817 $78 $8 $495 $0 $143 2016 2017 2018 2019 2020E 2020PF TARGET 2020 2021 2022 2023 2024 2025 2026+ NEW NIELSEN NEW NIELSEN Connect sale proceeds expected to reduce 2021-2023 debt 1. Debt balances are net of deferred ﬁnancing fees and exclude ﬁnance leases 1 REVENUE 2 MARGINS 3 CAPEX 4 CASH FLOW 5 CAPITAL 81 Create powerpoint table Create layout Put “[]” instead of numbers Keep text in boxes on the left Put “[]” instead of RHS bullets Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

A BALANCED CAPITAL ALLOCATION STRATEGY

CAPITAL ALLOCATION PRIORITIES TO MAXIMIZE SHAREHOLDER VALUE

INVEST TO DRIVE GROWTH

- Organic investments for key growth initiatives to achieve mid-single digit organic growth
- Selectively consider tuck-in M&A to enhance long-term growth and supplement capabilities, measuring through build vs. buy analysis and against other uses of cash

STRENGTHEN BALANCE SHEET THROUGH FOCUS ON DE-LEVERING

- Expect to end 2020 at ~4x net leverage, pro forma for Connect divestiture
- Expect to reach 3.0-3.5x target through debt paydown and EBITDA growth
- Target leverage optimizes cost of capital while maintaining financial flexibility

RETURN CAPITAL TO SHAREHOLDERS

- Ongoing dividend
- After leverage target is achieved, consider:
  - Opportunistic share repurchases
  - Dividend increases

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1 REVENUE | 2 MARGINS | 3 CAPEX | 4 CASH FLOW | 5 CAPITAL

82

2020 PRO FORMA & 2021 PRELIMINARY OUTLOOK

	NEW NIELSEN 2020E PRO FORMA*	2021 PRELIMINARY OUTLOOK
Organic Revenue Growth	**-2.3% to -1.3%**	**+3.5% to +4.5%**
Impact from divestitures/exits on total revenue growth	*Approximately -65bps*	*Approximately -150 bps*
Adjusted EBITDA Margin	**~42%**	**+25-50 bps**
Free Cash Flow	**~$530**	**$580-630M**
Free Cash Flow Conversion	**~38%**	**~40-43%**

*As if the proposed Connect sale and resulting de-levering occurred on 1/1/2020

$M, growth in constant currency. Free Cash Flow excludes the impact of $175-225M of separation-related costs in 2020 and ~$75-125M in 2021; other metrics exclude the impact of these costs, as separation-related costs are not included in our adjusted EBITDA

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83

DRIVING SHAREHOLDER VALUE

- Revenue growth driven by leading capabilities for media ecosystem
- Increased operating leverage to protect and expand our margins
- Capex moderation due to investment prioritization and ongoing transformation
- Double-digit free cash flow growth
- Cash provides flexibility to optimize leverage and returns



MSD organic revenue growth
RECURRING REVENUE MODEL
1
DRIVING PROFITABLE GROWTH
2
~150+ bps margin expansion
DISCIPLINED CAPITAL EXPENDITURES
3
Lowering capex as a percent of revenue
STRONG CASH FLOW
4
Target 50% Adj. EBITDA conversion
GREATER CAPITAL FLEXIBILITY
5
Creating flexibility and de-levering

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84

Q&A 85 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Q&A 85 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

APPENDIX 86 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. APPENDIX 86 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

CERTAIN NON-GAAP MEASURES Overview of Non-GAAP Presentations The Company uses the non-GAAP ﬁnancial measures discussed below to evaluate its results of operations, ﬁnancial condition, liquidity and indebtedness. The Company believes that the presentation of these non-GAAP measures provides useful information to investors regarding ﬁnancial and business trends related to our results of operations, cash ﬂows and indebtedness and that when this non-GAAP ﬁnancial information is viewed with our GAAP ﬁnancial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the Company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash ﬂows from operating activities, total indebtedness or any other measures of operating performance and ﬁnancial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and diﬀerences due to items subject to interpretation. Constant Currency Presentation The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of ﬂuctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency ﬁnancial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income. 87 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.CERTAIN NON-GAAP MEASURES Overview of Non-GAAP Presentations The Company uses the non-GAAP ﬁnancial measures discussed below to evaluate its results of operations, ﬁnancial condition, liquidity and indebtedness. The Company believes that the presentation of these non-GAAP measures provides useful information to investors regarding ﬁnancial and business trends related to our results of operations, cash ﬂows and indebtedness and that when this non-GAAP ﬁnancial information is viewed with our GAAP ﬁnancial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the Company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash ﬂows from operating activities, total indebtedness or any other measures of operating performance and ﬁnancial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and diﬀerences due to items subject to interpretation. Constant Currency Presentation The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of ﬂuctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency ﬁnancial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income. 87 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

CERTAIN NON-GAAP MEASURES (continued) Organic Constant Currency Presentation The Company deﬁnes organic constant currency revenue as constant currency revenue excluding the net eﬀect of business acquisitions and divestitures over the past twelve months. Refer to the Constant Currency Presentation section above for the deﬁnition of constant currency. The Company believes that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is deﬁned as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. Adjusted EBITDA The Company deﬁnes Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from its consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations, including separation-related costs. The Company uses Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. 88 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.CERTAIN NON-GAAP MEASURES (continued) Organic Constant Currency Presentation The Company deﬁnes organic constant currency revenue as constant currency revenue excluding the net eﬀect of business acquisitions and divestitures over the past twelve months. Refer to the Constant Currency Presentation section above for the deﬁnition of constant currency. The Company believes that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is deﬁned as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. Adjusted EBITDA The Company deﬁnes Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from its consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations, including separation-related costs. The Company uses Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. 88 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

CERTAIN NON-GAAP MEASURES (continued) Free Cash Flow The Company deﬁnes free cash ﬂow as net cash provided by operating activities, less capital expenditures, net. The Company believes providing free cash ﬂow information provides valuable supplemental liquidity information regarding the cash ﬂow that may be available for discretionary use by the Company in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash ﬂow does not represent residual cash ﬂows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash ﬂow. Key limitations of the free cash ﬂow measure include the assumptions that the Company will be able to reﬁnance our existing debt when it matures and meet other cash ﬂow obligations from ﬁnancing activities, such as principal payments on debt. Free cash ﬂow is not a presentation made in accordance with GAAP. Free cash ﬂow conversion is free cash ﬂow for a particular period expressed as a percentage of Adjusted EBITDA for that period. 89 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.CERTAIN NON-GAAP MEASURES (continued) Free Cash Flow The Company deﬁnes free cash ﬂow as net cash provided by operating activities, less capital expenditures, net. The Company believes providing free cash ﬂow information provides valuable supplemental liquidity information regarding the cash ﬂow that may be available for discretionary use by the Company in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash ﬂow does not represent residual cash ﬂows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash ﬂow. Key limitations of the free cash ﬂow measure include the assumptions that the Company will be able to reﬁnance our existing debt when it matures and meet other cash ﬂow obligations from ﬁnancing activities, such as principal payments on debt. Free cash ﬂow is not a presentation made in accordance with GAAP. Free cash ﬂow conversion is free cash ﬂow for a particular period expressed as a percentage of Adjusted EBITDA for that period. 89 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.

REVENUE RECONCILIATION

($ in millions) (2020, 2021 and New Nielsen unaudited)

	2021 Preliminary Outlook	2020 Guidance	2019	2018	2017	2016
Reported Revenue						
Nielsen (with Connect) Revenue	n/a	~$6,230	$6,498	$6,515	$6,572	$6,309
New Nielsen Revenue	~$3,450	~3,350	3,441	3,377	3,294	2,922
Revenue Growth (Reported)						
Nielsen (with Connect) Revenue	n/a	~(4.1%)	(0.3%)	(0.9%)	4.2%	2.2%
New Nielsen Revenue	~3.0%	~(2.6%)	1.9%	2.5%	12.7%	5.9%
Revenue Growth (Constant Currency)						
Nielsen (with Connect) Revenue	n/a	~(3.0%)	1.7%	(0.7%)	3.8%	4.1%
New Nielsen Revenue	~2.5%	~(2.5%)	2.6%	2.4%	12.5%	6.5%
Revenue Growth (Constant Currency Organic)						
Nielsen (with Connect) Revenue	n/a	~(3.9%)	1.2%	(1.5%)	0.5%	3.0%
New Nielsen Revenue	~4.0%	~(1.9%)	1.7%	0.8%	3.7%	3.6%

2021 Preliminary Outlook and 2020 Guidance represent the outlook and guidance mid-points

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90

FY'20 ADJUSTED EBITDA RECONCILIATION

($ in millions) (unaudited)

Nielsen (with Connect)	
	2020 Guidance Range
Net income/(loss)	**($25) – $5**
Interest expense, net	~370
Provision/(benefit) for income taxes	~145
Depreciation and amortization	~870
Restructuring charges	~165
Impairment of long-lived assets	~55
Share-based compensation and other[a]	~120
Separation-related costs[b]	~150
Adjusted EBITDA	**$1,850 – $1,880**

(a) Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.

(b) Separation-related costs consists of costs that would not have been incurred if we were not undertaking the separation of the Connect business from Nielsen and positioning Connect and Nielsen to operate as two independent companies; do not include approximately ~$50M in taxes related to the separation.

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91

ADJUSTED EBITDA RECONCILIATION

($ in millions) (unaudited)

New Nielsen		
	FY'21 Preliminary Outlook	FY'20 Pro Forma
Operating Income Attributable to New Nielsen	**~$705**	**~$500**
Depreciation and amortization	~600	~605
Restructuring Charges	~30	~40
Impairment of long-lived asset	~0	~50
Share-based compensation expense	~35	~40
Other items[a]	~40	~45
Separation-related costs[b]	~50	~150
Dis-synergy costs[c]	~0	~(20)
Pro Forma Adjusted EBITDA	**~$1,460**	**~$1,410**

(a) Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.
(b) Separation-related costs consists of costs that would not have been incurred if we were not undertaking the separation of the Connect business from Nielsen and positioning Connect and Nielsen to operate as two independent companies; do not include approximately ~$50M in taxes related to the separation in FY'20.
(c) Costs needed to stand-up Media as a standalone company including incremental Real Estate, IT/Infrastructure, TSAs and Commercial Arrangements.

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92

FREE CASH FLOW RECONCILIATION

($ in millions) (unaudited)

FY'20 Free Cash Flow[(a)]	Nielsen (with Connect)	Pro Forma New Nielsen
Net cash provided by operating activities	$1,040 – $1,060	~$840
Less: Capital expenditures, net	~(510)	~(310)
Free cash flow	**$530 – $550**	**~$530**

FY'21 Preliminary Free Cash Flow Outlook[(b)]	New Nielsen
Net cash provided by operating activities	$880 – $930
Less: Capital expenditures, net	~(300)
Free cash flow	**$580 – $630**

As if the proposed sale of Connect occurred on 1/1/2020 and $2B of the proceeds used to pay down debt.

(a) FY'20 Free Cash Flow projections exclude $175-225M in separation-related cost cash flows.
(b) FY'21 Free Cash Flow projections exclude $75-125M in separation-related cost cash flows.

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93

NET DEBT LEVERAGE RATIO RECONCILIATION

($ in millions) (unaudited)

FY'20 Net Debt Leverage Ratio	Nielsen (with Connect)	Pro Forma New Nielsen
Gross Debt	~$8,240	~$6,240
Cash	~540	~540
Net Debt	**~$ 7,700**	**~$ 5,700**
Adjusted EBITDA	**$1,850 – $1,880**	**~$1,410**
Net Debt Leverage Ratio	**~4.1x**	**~4.0x**

As if the proposed sale of Connect occurred on 1/1/2020 and $2B of the proceeds used to pay down debt.

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94

MEDIA HISTORICAL METRICS (AS A SEGMENT OF NIELSEN HOLDINGS)

(unaudited)

REVENUE

($ in billions)


YoY Growth
% Constant Currency
% Organic
$2.92
$3.29
$3.38
$3.44
$3.35
6.5%
12.5%
2.4%
2.6%
(1.9%)
3.6%
3.7%
0.8%
1.7%
(2.5%)
2016
2017
2018
2019
2020E

ADJUSTED EBITDA

($ in billions)


% Margin
$1.33
$1.47
$1.48
$1.48
$1.48
45.6%
44.6%
43.7%
42.9%
~44%
2016
2017
2018
2019
2020E

CAPITAL EXPENDITURES

($ in millions)


% of Revenue
$227
$271
$278
$308
~$307
7.8%
8.2%
8.2%
9.0%
~9%
2016
2017
2018
2019
2020E

ADJUSTED EBITDA LESS CAPEX

($ in billions)


as % of EBITDA
as % of Revenue
$1.11
$1.20
$1.20
$1.17
$1.17
83.0%
81.6%
81.2%
79.1%
~79%
37.8%
36.4%
35.5%
33.9%
~35%
2016
2017
2018
2019
2020E

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95

NIELSEN INVESTOR RELATIONS ir@nielsen.com +1.646.654.8153 nielsen.com/investors 96 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute. NIELSEN INVESTOR RELATIONS ir@nielsen.com +1.646.654.8153 nielsen.com/investors 96 Copyright © 2020 The Nielsen Company (US), LLC. Conﬁdential and proprietary. Do not distribute.